UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2013

WILLIAM LYON HOMES

(Exact name of registrant as specified in charter)

Delaware	001-31625	33-0864902
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4695 MacArthur Court, 8th Floor

Newport Beach, California 92660

(Address of principal executive offices and zip code)

(949) 833-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Warrant Amendment

On May 21, 2013, in connection with the filing of the Third Amended and Restated Certificate of Incorporation of William Lyon Homes (the “Company”) upon closing of the initial public offering (the “IPO”) of shares of the Class A Common Stock, par value $0.01 per share (“Class A Common Stock”), of the Company, and as described in the Form S-1 Registration Statement (File No. 333-187819) (the “Registration Statement”) declared effective by the Securities and Exchange Commission on May 15, 2013, the Company and the holder of the Company’s outstanding Warrant to Purchase Shares of Class B Common Stock, dated February 25, 2012 (the “Warrant”), entered into Amendment No. 1 to the Warrant (the “Warrant Amendment”). Pursuant to the Warrant Amendment, the Warrant was amended to extend the term from five years to ten years, and the Warrant will now expire on February 24, 2022. All other terms of the Warrant will remain in full force and effect.

The foregoing description of the Warrant Amendment is qualified in its entirety by reference to the Warrant Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Indemnification Agreements

On May 21, 2013, the Company entered into indemnification agreements (the “Indemnification Agreements”) with each of the Company’s executive officers and directors, an initial form of which had been filed as an exhibit to the Registration Statement. The Company’s current executive officers and inside directors are General William Lyon, Chairman of the Board of Directors and Executive Chairman, William H. Lyon, Director and Chief Executive Officer, Matthew R. Zaist, President and Chief Operating Officer, Colin T. Severn, Vice President, Chief Financial Officer and Corporate Secretary, Richard S. Robinson, Senior Vice President of Finance, Mary J. Connelly, Senior Vice President and Nevada Division President, W. Thomas Hickcox, Senior Vice President and Arizona Division President, Brian W. Doyle, Senior Vice President and California Region President, J. Eric Eckberg, Senior Vice President and Colorado Division President, and Maureen L. Singer, Vice President of Human Resources. The Company’s current outside directors are Douglas K. Ammerman, Michael Barr, Gary H. Hunt, Matthew R. Niemann, Nathaniel Redleaf and Lynn Carlson Schell.

Under the Indemnification Agreements, the Company has agreed to, among other things, indemnify these individuals against certain liabilities that may arise in connection with their status or service as one of the Company’s executive officers or directors or in their capacity at other specified entities at which they may serve at the Company’s request and to advance their expenses incurred as a result of any proceeding for which they may be entitled to indemnification. The Indemnification Agreements supersede all prior agreements between the parties with respect to the subject matter thereof, are intended to provide indemnification rights to the fullest extent permitted by the General Corporation Law of the State of Delaware (the “DGCL”) and are in addition to any other rights these individuals may have under the Company’s organizational documents or applicable law.

The foregoing description of the Indemnification Agreements is qualified in its entirety by reference to the form of Indemnification Agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated by reference herein.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Third Amended and Restated Certificate of Incorporation

On May 21, 2013, in connection with and upon the closing of the Company’s IPO, and as described in the Registration Statement, the Company filed its Third Amended and Restated Certificate of Incorporation (the “Restated Charter”) with the Secretary of State of the State of Delaware, thereby giving effect to the Restated Charter as of May 21, 2013. Immediately prior to the filing of the Restated Charter, pursuant to the terms of the Company’s Second Amended and Restated Certificate of Incorporation, as amended (the “Previous Charter”), all outstanding shares of Class C Common Stock, par value $0.01 per share, Class D Common Stock, par value $0.01 per share (including shares underlying outstanding equity awards), and Convertible Preferred Stock, par value $0.01 per share, automatically converted into shares of Class A Common Stock on a one-for-one basis and as automatically adjusted for the

1-for-8.25 reverse stock split of the Company’s Class A Common Stock that occurred upon the pricing of the Company’s IPO.

The Restated Charter, among other things, amends and restates the Previous Charter to provide for the following:

•	A dual-class structure that divides the Company’s common stock into two classes of common stock, Class A Common Stock and Class B Common Stock, par value $0.01 per share (“Class B Common Stock”).

•	Effect a 1-for-8.25 reverse stock split of the Class B Common Stock.

•	Provide for the issuance of undesignated preferred stock, the terms of which may be established and shares of which may be issued without stockholder approval.

•	Provide for a staggered three class board upon conversion of all Class B Common Stock into Class A Common Stock.

•	Provide that the total number of directors constituting the Company’s board of directors will be fixed exclusively by the board of directors.

•

Remove provisions requiring separate approval by holders of Class B Common Stock for significant corporate actions and to provide for 5-to-1 voting rights for the Class B Common Stock, such that the Class B Common Stock is entitled to five votes per share and the Class A Common is entitled to one vote per share, with the Class B Common Stock and the Class A Common Stock voting together as a single class on all matters to be voted on by stockholders.

•

Provide Class B Common Stock holders with preemptive rights, subject to certain exceptions, upon the issuance of new shares of Class A Common Stock (including upon the exchange or conversion of securities exchangeable for or convertible into shares of Class A Common Stock or upon the exercise of warrants or other instruments evidencing rights or options to subscribe for, purchase, or otherwise acquire shares of Class A Common Stock), providing Class B Common Stock holders with the option to purchase from the Company new shares of Class B Common Stock up to the amount needed to maintain their then-existing voting percentage ownership, after giving effect to the issuance.

The foregoing description of the Restated Charter is qualified in its entirety by reference to the full text of the Restated Charter, a copy of which is attached as Exhibit 3.1 and is incorporated herein by reference.

Amended and Restated Bylaws

On May 21, 2013, effective upon the Company’s filing of the Restated Charter with the Secretary of State of the State of Delaware, and as described in the Registration Statement, the Company’s existing Second Amended and Restated Bylaws (the “Previous Bylaws”) were further amended and restated (as so amended and restated, the “Amended and Restated Bylaws”) to, in part, incorporate certain public company governance provisions in connection with the IPO, update to reflect recent changes to the DGCL, and implement changes consistent with the Restated Charter.

The primary changes being implemented by the Amended and Restated Bylaws include, among others, the following:

•

Article II, Section 3 provides that special meetings of the Company’s stockholders can be called only by the Company’s Chief Executive Officer, the Board, the Chairman of the Board or the Board’s lead independent director, whereas the Previous Bylaws provided that, after the Conversion Date (as defined in the Previous Bylaws), special meetings could be called only by the Board, the Chairman of the Board or the Company’s President.

•

Article II, Section 4 provides that stockholders seeking to bring business before the annual meeting of stockholders, or to nominate candidates for election as directors at the annual meeting of stockholders, must abide by certain form, content and timing requirements, including advance notice to be delivered to the Company not later than 90 days nor earlier than 120 days prior to the first anniversary of the preceding year’s annual meeting, subject to certain conditions.

•

Removal of Article II, Section 8 of the Previous Bylaws, which previously provided that actions allowed to be taken at any annual or special meeting of stockholders could also be taken without a meeting by written consent. As a result of this change, any action to be taken by stockholders must be effected at a duly called annual or special meeting and not by written consent.

•	Article IV, Section 3 specifically contemplates an office of Executive Chairman, with such powers and duties as may be prescribed by the Board from time to time.

•

Article IX was amended to provide, consistent with the Restated Charter, that the Bylaws may only be amended, in whole or in part, by the Board or by the affirmative vote of at least 66 2/3% in voting power of all then-outstanding shares of the Company’s stock, whereas the Previous Bylaws provided that such amendment could be made either by the Board or the affirmative vote of a majority of each class of voting stock with certain additional rights for certain separate classes of stock.

The foregoing description of the Amended and Restated Bylaws is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is attached as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are incorporated by reference:

Exhibit No.	Description

3.1	Third Amended and Restated Certificate of Incorporation of William Lyon Homes.

3.2	Amended and Restated Bylaws of William Lyon Homes.

10.1	Amendment No. 1 to Warrant to Purchase Shares of Class B Common Stock.

10.2	Form of Indemnification Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAM LYON HOMES

Dated: May 28, 2013	By:	/S/ COLIN T. SEVERN
Colin T. Severn Vice President Chief Financial Officer Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Third Amended and Restated Certificate of Incorporation of William Lyon Homes.

3.2	Amended and Restated Bylaws of William Lyon Homes.

10.1	Amendment No. 1 to Warrant to Purchase Shares of Class B Common Stock.

10.2	Form of Indemnification Agreement.